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                                  EXHIBIT 10.2

                       1998 COMMERCE NATIONAL CORPORATION
                          EMPLOYEES' STOCK OPTION PLAN


                                   ARTICLE I
                                  Definitions

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Change of Control" shall be deemed to have occurred if any of the following occur: (i) any change of ownership or control subject to the provisions of the Change in Bank Control Act (12 USC 1817(j)); (ii) any merger, consolidation, or other reorganization subject to the provisions of the Bank Merger Act (12 USC 1828(c)); or (iii) any acquisition of control of the Company subject to the provisions of Section 3 of the Bank Holding Company Act (12 USC
1842) or any successor provision to the foregoing.

          (c) "Company" shall mean the Florida corporation presently known as COMMERCE NATIONAL CORPORATION as its name may be changed from time to time.

          (d) "Director" shall mean any individual who serves on the Board of Directors of the Company.

          (e) "Employee" shall mean any individual who is employed with the Company on the average of no less than twenty (20) hours per week and five (5) months per year. A person shall be deemed an Employee in spite of sick leave, military leave, or any other leave of absence approved by the Company.

          (f) "Option" shall mean any option to purchase Stock granted pursuant to the provisions of this Plan.

          (g) "Optionee" shall mean an Employee to whom an Option has been granted hereunder.

          (h) "Plan" shall mean the 1998 COMMERCE NATIONAL CORPORATION EMPLOYEES' STOCK OPTION PLAN, the terms of which are set forth herein.

          (i) "Service" shall mean the tenure of an individual as an Employee of the Company.

          (j) "Stock" or "Shares" shall mean the common stock, par value $0.10 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter

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changed into or exchanged for shares of stock with different characteristics or different securities of the Company or some other corporation, such other stock or securities.

          (k) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder.

          (l) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.


                                  ARTICLE II
                                   The Plan

     2.1  Name.  This plan shall be known as the "1998 COMMERCE NATIONAL
          ----
CORPORATION EMPLOYEES' STOCK OPTION PLAN".

     2.2  Purpose.  The purpose of the Plan is to advance the interests of the
          -------
Company and its shareholders by affording to the Employees an opportunity to acquire or increase their proprietary interest in the Company by the grant of Options to such Employees under the terms set forth herein. By thus encouraging such Employees to become owners of Shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

     2.3  Effective Date.  By virtue of the action of the Board, which adopts
          --------------
and authorizes the implementation of this Plan, this Plan shall become effective upon the date approved by the shareholders of the Company.

     2.4  Participants.  Any Employee of the Company or a Subsidiary shall be
          ------------
eligible to participate in the Plan (subject to the limitation set forth in Section 5.3 hereof), and the Board shall select from the eligible class those Employees to whom Options shall be granted.


                                  ARTICLE III
                              Plan Administration

     3.1  Plan Administration. This Plan shall be administered by the Board of
          -------------------
Directors of the Company.

     3.2  Award of Options.  The Board shall have full authority and discretion
          ----------------
to determine, consistent with the provisions of this Plan, the Employees to be granted Options, the times at which Options shall be granted, and the number of Shares and purchase price of Shares covered by each Option; to construe and interpret the Plan; to determine the terms and provisions of each respective Stock Option Agreement, which need not be identical, including, but not limited to, terms covering the payment of the Option price; and to make all other determinations and take all other actions deemed

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necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.


                                  ARTICLE  IV
                             Shares Subject to Plan

     4.1  Limitations.  Subject to adjustment pursuant to the provisions of
          -----------
Section 4.3 hereof, the number of Shares which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed 100,000 Shares. Such Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

     4.2  Options Granted Under Plan.  Shares with respect to which an Option
          --------------------------
granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted to Optionees hereunder covering the number of Shares to which such Option termination relates.

     4.3  Anti-dilution. In the event that the outstanding Shares hereafter are
          -------------
changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

          (a) The aggregate number and kind of shares subject to Options which may be granted hereunder and the exercise price shall be adjusted so that no dilution of the Plan's Shares shall result;

          (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the exercise price, shall be adjusted so that no dilution of the Optionee's Shares shall result; and

          (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised and that such exercise shall not be in violation of applicable law.


                                   ARTICLE V
                                    Options

     5.1  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
evidenced by minutes of a meeting of the Board authorizing same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the

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Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Board to be consistent with the Plan.

     5.2  Option Exercise Price.  The purchase price of each Share subject to
          ---------------------
Option shall be at fair market value (as determined by the Board), but in no case shall the purchase price be less than fifteen dollars ($15.00) per share.

     5.3  Eligibility.   Options may not be granted to any Employee who at the
          -----------
time the Option is granted, owns Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless: (a) such Option by its terms is not exercisable after the expiration of five (5) years from the date of its grant; and (b) the Option price of the shares covered by such Option is not less than one hundred and ten percent (110%) of the fair market value of such shares on the date that such Option is granted.

     5.4  Non-transferability of Option.  No Option shall be sold, pledged,
          -----------------------------
assigned or transferred by an Optionee otherwise than by transfer by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him or by his legal guardian or personal representative.

     5.5  Term of Option.  The term of each Option granted under the Plan and
          --------------
the period during which it may be exercised ("Exercise Period") shall be determined by the Board at the time it grants the Option and shall be specified in each Stock Option Agreement provided, however, that in no event shall the Exercise Period extend beyond ten (10) years from the date of its grant.

     5.6  Method of Exercise.  Options may be exercised in whole or in part from
          ------------------
time to time with respect to whole Shares only. Options must be exercised within the Exercise Period and shall be exercised by written notice of intent to exercise the Option with respect to a specific number of Shares. The notice and payment in full of the amount of the Option price for the number of Shares with respect to which the Option is then being exercised must be delivered to the Company at its principal office in the State of Florida. In addition to and at the time of payment of the Option price, Optionee shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise, if any, and any sales, transfer, or similar taxes imposed with respect to the issuance or transfer of Shares in connection with such exercise.

     5.7  Exercise Limitation.  The value of shares of Company Stock that can be
          -------------------
exercised for the first time by an Optionee in any one year cannot exceed $100,000, based on the Option Exercise Price.

     5.8  Exercise Period.  An Option shall be exercisable only during its
          ---------------
Exercise Period and only within the parameters set forth in the Option Agreement adopted by the Board, subject to the terms and restrictions set forth in this Plan.

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     5.9  Acceleration of Option Exercise. In the event of a Change of Control,
          -------------------------------
all Options granted prior to such Change of Control may be exercised in whole or in part immediately prior to the closing of such Change of Control (and thereafter until such Option is terminated in accordance with its terms).

     5.10 No Rights as Shareholder.  An Optionee or a transferee of an Option
          ------------------------
shall have no rights as a shareholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of such Option as provided herein.

     5.11 Exercise Restrictions.  Subject to Section 5.9 hereof, an Option may
          ---------------------
be exercised in accordance with this Plan during the Exercise Period as to all or any portion of the Shares subject to the Option from time to time, but shall not be exercisable in amounts less than 100 Shares, unless fewer than 100 Shares remain subject to the Option at the date of exercise, and no Option shall be exercisable in whole or in part more often than once every sixty (60) days, without the prior written consent of the Board.

     5.12 Effect of Death, Disability. Retirement, or Other Termination of
          ----------------------------------------------------------------
Service.
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          (a) If an Optionee's Service with the Company shall be terminated for
              "cause," as defined in Section 5.12(b) hereof, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after the date on which such Optionee is first notified in writing by the Company of such termination for cause.

          (b) For purposes of this Section 5.12, termination for "cause," shall mean termination of the Optionee for (i) any willful act of misconduct or gross negligence which is materially injurious to the Company monetarily or otherwise; (ii) a criminal conviction of the Optionee for any act involving the business and affairs of the Company; or (iii) a criminal conviction of the Optionee for commission of a felony, the circumstances of which substantially relate to the Optionee's position with the Company.

          (c) If an Optionee's Service with the Company shall be terminated for any reason other than for cause (as defined in Section 5.12(b) hereof) and other than the retirement at age sixty-five (65) or the disability (as defined in Section 5.12(e) hereof) or death of the Optionee, then the Options granted to the Optionee, if exercisable at the time the Optionee' s employment is terminated, may be exercised at any time for ninety (90) days beginning on the Optionee's last day of employment with the Company but not later than the date on which such Options would otherwise expire and only to the extent that such Options were exercisable at the date of such termination.

          (d) If an Optionee's Service with the Company shall be terminated by reason of retirement at age sixty-five (65) or the death or disability (as defined in Section 5.12(e) hereof) of the Optionee, then the Optionee

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              or personal representative or administrator of the estate of the
              Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee's Options for ninety (90) days after the date of such termination, but no later than the date on which such options would otherwise expire and only to the extent that such Options were exercisable at the date of such termination.

          (e) For purposes of this Section 5.12, the terms "disability" and "disabled" shall have the meaning set forth in the principal disability insurance policy or similar program then maintained by the Company on behalf of its employees or, if no such policy or program is then in existence, the meaning then used by the United States Government in determining persons eligible to receive disability payments under the social security system of the United States.

          (f) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     5.13 Investment Intent. Upon or prior to the exercise of all or any portion
          -----------------
of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.

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                                  ARTICLE VI
                              Stock Certificates

     The Company shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

     6.1 The admission of such Shares to listing on all stock exchanges on which the Stock is then listed, if any;

     6.2 The completion of any registration or other qualification of such Shares under any federal or state law or under the ruling or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall in its sole discretion deem necessary or advisable;

     6.3 The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

     6.4 The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.


                                  ARTICLE VII
                Termination, Amendment and Modification of Plan

     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of Shares subject to the Plan except as contemplated in Section 4.3 hereof and provided further that no termination, amendment or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee of said Option.


                                  ARTICLE VIII
                                Indemnification

     In addition to such other rights of indemnification as they have as directors or as members of the Board, the members of the Board, in making determinations hereunder, shall be indemnified by the Company against the reasonable expenses, including their reasonable attorneys' fees, incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock option agreement or Option granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal

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counsel selected by the Company or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for gross negligence or misconduct in the performance of his duty; provided that within sixty (60) days after the institution of any such action, suit or proceeding, a Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.


                                   ARTICLE IX
                                 Miscellaneous

     9.1  Service.  Nothing in the Plan or in any Option granted hereunder or in
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any Stock Option Agreement relating thereto shall confer upon any Employee the right to continue in the service of the Company.

     9.2  Other Compensation Plans. The adoption of the Plan shall not affect
          ------------------------
any other stock option, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company.

     9.3  Plan Binding on Successors.  The Plan shall be binding upon the
          --------------------------
successors and assigns of the Company.

     9.4  Pronouns and Plurals.  All pronouns and any variations thereof shall
          --------------------
be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

     9.5  Applicable  Law.  This Plan shall be governed by and construed in
          ---------------
accordance with the laws o the State of Florida.

     9.6  Headings. Headings of Articles and Sections hereof are inserted for
          --------
convenience and reference; they constitute no part of the Plan.

     9.7  Severability. If any provision or provisions of this Plan shall be
          ------------
held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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                                  CERTIFICATE
                                  -----------

     I HEREBY CERTIFY that the foregoing 1998 COMMERCE NATIONAL CORPORATION EMPLOYEES' STOCK OPTION PLAN has been duly approved and adopted at a meeting of the Board of Directors held on the 21st day of December, 1998.


                                /s/ Alan M. Scarboro
                                ------------------------------------------
                                Alan M. Scarboro, Secretary



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